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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT
                         PURSUANT TO RULE 13d-1 (k) (l)

         The undersigned acknowledge and agree that the foregoing Amendment No. 4 to the Statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to the Statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. This Agreement may be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

         The undersigned further agree that any party hereto may transfer or assign, in whole or in part, any of its rights and obligations hereunder to any person; provided that such transferee executes and delivers a counterpart copy of this joint filing agreement thereby agreeing to be bound by the terms and provisions set forth herein.

Dated:  February 4, 2002

                                OLIVETTI INTERNATIONAL S.A., HOLDING


                                                 **
                                -----------------------------------------------
                                Name:    Luciano La Noce
                                Title:   Director


                                OLIVETTI S.P.A.


                                By:     /s/ Enrico Grigliatti
                                      -----------------------------------------
                                      Name:  Enrico Grigliatti
                                      Title: Corporate Secretary


                                DE AGOSTINI S.P.A.


                                                *
                                ------------------------------------------------
                                Name:     Marco Drago
                                Title:   Director


                                CIRMATICA GAMING, S.A.


                                                 **
                                ------------------------------------------------
                                Name:  Roberto Sgambati
                                Title:     Director


                                LOTTOMATICA S.P.A.


                                                 **
                                ------------------------------------------------
                                Name:  Roberto Sgambati
                                Title:    Director




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                                THE OAK FUND


                                                           **
                                ------------------------------------------------
                                Name:  Neils Heck
                                Title:    Director


                                RAMIUS SECURITIES, LLC


                                                           **
                                ------------------------------------------------
                                Name:   Peter A. Cohen
                                Title:     Managing Officer


                                RAMIUS CAPITAL GROUP, LLC


                                                           **
                                ------------------------------------------------
                                Name:  Peter A. Cohen
                                Title:    Managing Officer


                                C4S&CO., LLC


                                                           **
                                ------------------------------------------------
                                Name:  Peter A. Cohen
                                Title:    Managing Officer



                                *By:      /s/ Michael S. Immordino
                                      ------------------------------------------
                                      Name:       Michael S. Immordino
                                      Title:      Attorney-in-Fact


                               **By:      /s/ David Allinson
                                      ------------------------------------------
                                      Name:       David Allinson
                                      Title:      Attorney-in-Fact



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